Exhibit 99.1

Discovering excellence, driving clinical successTM Leslie J. Browne, Ph.D. President & CEO BIO CEO & INVESTOR CONFERENCE 2008 New York City February 12th, 2008

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forwardlooking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, PS178990 and PS031291, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Achieving Development Milestones First-in-class DARA – Phase 2 Proof of Concept results in 2Q-08 Potential best-in-class SARM – MAD study in 2H-08 – Phase 2 POC study in 1H-09 CCR1 program in development – IND-enabling studies underway Partners’ results upcoming – CXCR2 antagonist in Phase 2 – p38 kinase inhibitor in Phase 2 Clinical development stage company with 3 programs in Ph 2

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

Rheumatoid Arthritis CCR1 antagonist PS031291 Muscle Wasting SARM PS178990 Cardiovascular DARA PS433540 Parkinson’s Adenosine A2A Topical Psoriasis JAK3 NDA Filed 3 2 I Dev elopment Optimization Lead Generation Program Clinical Phase Preclinical Strong Internal Portfolio 2 programs in clinical development 1 program in preclinical development 2 programs in lead optimization

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

PS433540 (DARA) – First-in-class DARA combines the properties of two marketed product classes – Potential for blood pressure control and kidney protection Efficacy, Safety, Compliance advantages for dual mechanism – Potent blood pressure lowering in multiple hypertension models – Dual approach validated in Phase 2 & 3 diabetic nephropathy studies – Potentially reduce polypharmacy and side-effects Expect greatest utility in hypertensives with complications – Difficult to control blood pressure – Other underlying pathologies like kidney disease and diabetes First-in-class Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA) Novel antihypertensive with special benefits in diabetes

Hypertension and Diabetic Nephropathy Growing patient population of hypertensives and diabetics • 50-60% of patients do not achieve blood pressure goals • Most patients require 2 or more drugs to achieve control • 20-40% of diabetics progress to kidney disease Current treatment of kidney disease unsatisfactory • Losartan and Irbesartan are only ARBs approved for diabetic nephropathy • Disease can progress to dialysis and transplant despite treatment 2007 Projected WW Patients (MM) Diabetic hypertension 25 Diabetic hypertension with nephropathy 21 Nephropathy = microalbuminuria, proteinuria or end-stage renal disease Source: Datamonitor, Hypertension and Diabetic Kidney Disease 10/2005 Large Medical Need and Market Opportunity PS433540 – potential improved therapeutic approach

Dose Dependent Angiotensin II Blockade • All differences vs placebo statistically significant • Inhibits AII response at all doses to 24h • Full blockade with 250, 500 mg at least as effective as 300mg irbesartan

-20 -15 -10 -5 0 Confirmation of AII blockade from MAD study 0 10 20 30 Placebo 100 mg 250 mg 500 mg 1000 mg Mean Change from Baseline ng/mL/hr Mean Change from Baseline mmHg Change in Plasma Renin Activity Day 15; 8 hours post-dose Change in Systolic Blood Pressure Day 15; 8 hours post-dose * * *P<0.0001 vs placebo **P<0.01 vs placebo No statistical testing performed ** Dose dependent increases in PRA confirms AII blockade of PS433540 Effect consistent with blockade of RAS and/or BP reduction Increase in PRA levels accompanied by decrease in systolic (shown) and diastolic blood pressure Robust reduction in blood pressure in subjects with normal blood pressure

Results from Clinical Development Safe and well tolerated to date – 2 weeks oral dosing up to 1000 mg – 4 weeks oral dosing at 200 and 500 mg – exposure in >100 subjects so far Excellent pharmacokinetic profile – Once-a-day oral dosing – Rapid absorption, 24 hour duration of activity Activity in normal subjects – 250, 500 mg fully blocks angiotensin II – At least as effective as 300 mg irbesartan – Reduced BP up to 15 mm Hg in normals Efficacy studies in hypertension – Ph 2a 200, 500 mg for 4 wks: results 2Q-08 – Ph 2b 12 weeks vs irbesartan: results 4Q-08 Phase 2a Proof of Concept in hypertension nearing completion

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

Potential Benefits of SARM

Effects To Be Minimized

# SARM: Medical Need

Pharmacopeia

## Muscle Selective Androgen Receptor Modulators

**To treat muscle wasting associated with severe burn, surgical recovery, kidney dialysis, and cancer and AIDS**

- are orally active, non-steroidal small molecules
- improve muscle mass and function
- have minimal effects on the prostate, gonadotropin levels, hematopoiesis



HO
H
O
N
CN
N
O
Cl

**PS178990**

$ED_{50}$ levator = 0.9 µg/kg

$ED_{50}$ prostate = 141 µg/kg

selectivity = 160-fold

In preclinical models PS178990 is >200-fold more potent than testosterone in muscle and 160-fold selective for muscle over prostate

Opportunities For SARM $3,500 $5,000 $6,000 10,000 17,000 19,000 Osteoporosis – Bone Loss Sarcopenia – Muscle Loss Frailty – Osteoporosis and Sarcopenia Aging - related $400 $500 $2,000 $800 $1,000 40 320 400 900 8,750 Burn Victims End Stage Renal Disease Cancer AIDS Surgery, Trauma & Burn Recovery Disease -related Market ($ Millions) Patients (1,000) Disease States Disease-related indications are Pharmacopeia’s initial focus

What we know so far Safe and well tolerated in SAD – Single oral dose from 0.003 – 2.0 mg Pharmacokinetic profile in man – Kinetics consistent with once-a-day oral dosing – Rapid absorption, 24 hour duration of activity Pre-clinical activity – 200x more potent than testosterone in muscle – 160-fold selective for muscle over prostate – 0.03 mg is projected human efficacious dose Pre-clinical efficacy – Increases muscle mass – Increases bone strength – Promotes muscle growth without prostate stimulation or luteinizing hormone suppression Potentially best-in-class for muscle wasting in cancer, aids, dialysis

SARM - Development Plans Complete technology transfer – 1Q-08 Qualify API – 6 kg available Initiate Multiple Ascending Dose study – 2H-08 Initiate Phase 2 – 1H-09 – Effects on lean body mass, muscle strength and prostate in relatively healthy elderly men – 6 months • lean body mass; functional performance; • FSH; LH; myostatin; BMD; PSA

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

# CCR1 Antagonist Rationale

Pharmacopeia


MCP-1
IL-8
ENA-78
MIP-2
MIP-1α
RANTES
Inhibitor
CCR1
CCR2
CCR5
CXCR2
CXCR4
CXCL4-R
Leukocyte
in the inflamed
synovium
1. Inhibit leukocyte chemotaxis
2. Reduce leukocyte infiltration
3. Delay onset of disease
4. Decrease severity of disease
5. Ameliorate symptom

- CCR1 expressed on cells of cells of the immune system including monocytes, T cells, dendritic cells, eosinophils and neutrophils
- CCR1 - major factor in mediating inflammatory responses through direct effects on leukocyte chemotaxis and Th1/Th2 cytokine balance

- **CCR1 KO Mouse Shows**
  - Reduced incidence of RA and MS
  - Prolongation of allograft survival
  - Reduced pulmonary inflammation
- **Multiple indications** – RA, psoriasis, asthma, endometriosis, multiple myeloma

20

Significant Market Opportunity RA is large market - forecast to be $10 billion in 2016 The global RA market forecast split by biologic and traditional market and small molecule pipeline sales, $, m, 2007-2016 - 2,000 4,000 6,000 8,000 10,000 12,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 201 6 Year Sales ($,m) Traditional market is static Novel small molecules launched in 5 to 6 years New Biologic pipeline – predicted to drive market sales growth Existing Biologic market – Falling sales due to switch to newer mAbs Dominated by biologics – Expensive – up to $20,000 per patient per year for lifetime – Inconvenient for patient – Fail in 1/3 of patients Large opportunity for oral small molecule

-10 -9 -8 -7 -6 -5 0 10 20 30 40 50 60 70 80 90 100 No compound 12nM PS031291 34nM PS031291 100nM PS031291 log [MIP-1a] (M) %CCR1 internalization PS031291- Potentially Best-in-Class Best of the Rest PS031291 -10 -9 -8 -7 -6 -5 0 10 20 30 40 50 60 70 80 90 100 100nM MLN-3897 50nM MLN-3897 25nM MLN-3897 No compound log [MIP-1a] (M) % CCR1 internalization PS031291 is a potent and insurmountable antagonist at CCR1

Small Molecule Opportunity • Significant interest in novel small molecules – JAK3 kinase inhibitors (Pfizer Ph2; Rigel Ph1; WYE/Pharmacopeia PC) – P38 MAP kinase inhibitors (BMS/Pharmacopeia Ph2) – CCR1 antagonists (Chemocentryx/GSK Ph1) – SYK kinase inhibitors (Rigel Ph2) • High prevalence disease will support multiple classes • Chemokine receptor CCR1 blocker may emerge as leading small molecule class in rheumatoid arthritis used in combination with biologics – Non-kinase approach with lower potential for off-target effects PS031291 differentiated from other CCR1 antagonists

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

Immuno/Inflam JAK3 Inflammation PS873266 Undisclosed PS015146 Metabolic Disease PS248288 Respiratory PS948115 Inflammation PS386113 Oncology PS095760 Psoriasis/RA p38 MAP kinase PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 I Dev elopment Optimization Lead Generation Program Clinical Phase Preclinical Strong Partnered Portfolio 5 programs in clinical development 3 programs in preclinical development

Potential New Rx for COPD Large Market Potential – CXCR2 antagonist blocks neutrophil recruitment to the lung – Therapeutic target is COPD - chronic bronchitis and emphysema – $9B and 14MM patients in the US alone Program Status – CXCR2 antagonist in Phase 2 COPD study • Active against biomarker at 50 mg in volunteers • Phase 2 clinical development on-going in COPD – Currently only clinical-stage competitor is GSK in Phase 2 CXCR2 inhibitors for inflammatory lung disease

CXCR2 Blockers for Lung Disease Phase 2a study to evaluate efficacy, safety and PK in moderate to severe chronic obstructive pulmonary disease – 590 patients, smokers 40-75 years old with COPD – Improvements in FEV-1, sputum production, dyspnea, cough – 2 part study each with 2 week run-in and 12 weeks treatment – Started 4Q-06 SCH 527123

Novel Orally Available Rx for Inflammation Large Market Potential – Block release of TNFa and IL-1 – Combines the effects of Enbrel and Kineret – Expected utility in RA, COPD, Psoriasis & IBD • RA – $5.6B and 2.1MM patients in the US alone Program Status – p38 kinase inhibitor, PS540466, in Phase 2 psoriasis study – Excellent safety and activity profile – Leading competitors GSK, Pfizer and Vertex in Phase 2 p38 Kinase inhibitors for inflammatory diseases Oral small molecule offers compliance and cost advantages

# p38 Kinase Inhibitors for Inflammation

Pharmacopeia

Bristol-Myers Squibb

**BMS-582949**

**Phase 2 studies to evaluate efficacy, safety and PK in:**

1. Moderate to severe plaque psoriasis

   ~100 patients, 12 wks, PASI-50, started 3Q-07

2. Rheumatoid arthritis with methotrexate

   ~120 patients, 12 wks, ACR-20,50,70, start 1Q/08

3. Atherosclerosis vs. 80 mg once-a-day Lipitor

   ~72 patients, 12 wks, plaque imaging by FDG-PET, start 1Q-08

Agenda for Today Pharmacopeia Transformed Strong internal portfolio – 1 program in Phase 2 - DARA – 1 program in Phase 1 – SARM – 1 program in preclinical dev – CCR1 Strong partnered portfolio – 2 programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS • 3 programs in Phase 1 Strong fundamentals – Financials – News flow

Financial Summary For the 9 Months Ended September 30, 2007 $16.4 million in net revenue $28.6 million in net loss Cash, Cash Equivalents and Marketable Securities $81.4 million as of September 30, 2007 December 31, 2007 ending cash balance expected to be $65 - 70 million

Respiratory PS948115 SARM PS178990 DARA PS433540 Inflammation PS386113 Oncology PS095760 Psoriasis/RA p38 MAP kinase PS540446 COPD/CXCR2 PS291822 3 2 I Dev elopment Optimization Program Clinical Phase Preclinical Clinical Pipeline Progress Denotes clinical progress since March 2007

News Flow in 2008 - 2009 2H:08 DARA: Endothelin challenge study initiated SARM: Initiate Phase 1 MAD study DARA: Phase 2a Proof of Concept study results DARA: 2nd Phase 2 hypertension study initiated 1H:08 1H:09 SARM: Initiate Phase 2 DARA: Endothelin challenge results DARA: 2nd Ph 2 hypertension results Additional partnered programs in Phase 1/2 GSK: $5MM payment

Discovering excellence, driving clinical successTM Leslie J. Browne, Ph.D. President & CEO BIO CEO & INVESTOR CONFERENCE 2008 New York City February 12th, 2008